UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

Asset Acceptance Capital Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50552	80-00767779
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28405 Van Dyke Avenue, Warren, Michigan		48093
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	586-939-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

During the quarterly conference call held by Asset Acceptance Capital Corp. on November 1, 2005, the Company disclosed, in response to a question, that its annualized turnover rate for collectors with more than one year of seniority was 62% for the nine months ended September, 2005. The Company has subsequently discovered that this statistic was incorrect. The actual annualized turnover rate for collectors with more than one year of seniority was 45% for the nine months ended September, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Acceptance Capital Corp.

November 2, 2005	By:	Nathaniel F. Bradley IV

Name: Nathaniel F. Bradley IV
Title: President and Chief Executive Officer